Putnam
Vista
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-05

[GRAPHIC OMITTED: BINOCULARS]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund and list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 19, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. We also announce the departure of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 16, 2005


Report from Fund Management

Fund highlights

 * For the six months ended January 31, 2005, Putnam Vista Fund's class A shares had a total return of 15.55% without sales charges and 9.42% with maximum sales charges reflected.

 * The fund's benchmark, the Russell Midcap Growth Index, returned 13.61% for the semiannual period.

 * The average return for the fund's Lipper Category, Mid-Cap Growth Funds, was 12.65%.

 * See the Performance Summary beginning on page 11 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Rising corporate profits and steadily improving economic fundamentals set the stage for a rally across all sectors of the stock market during the first half of Putnam Vista Fund's fiscal year. Mid-cap stocks turned in strong performance, outperforming large-cap stocks during the semiannual period ended January 31, 2005. Based on results at net asset value (NAV, without sales charges) your fund outperformed both its benchmark index and the average for its peer group, Lipper Mid-Cap Growth Funds. We attribute this outperformance to effective stock picking, founded on a bottom-up, company-by-company research process that focuses on the growth, quality, and valuation attributes of each holding. Our decision to overweight a handful of top-performing stocks, including PacifiCare Health Systems and Sigmatel, proved especially rewarding.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 1/31/05
--------------------------------------------------
Class A
(inception 6/3/68)            NAV            POP
--------------------------------------------------
6 months                    15.55%          9.42%
--------------------------------------------------
1 year                      12.61           6.66
--------------------------------------------------
5 years                    -29.98         -33.67
Annual average              -6.88          -7.88
--------------------------------------------------
10 years                   165.83         152.02
Annual average              10.27           9.68
--------------------------------------------------
Annual average
(life of fund)               9.80           9.64
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.


FUND PROFILE

Putnam Vista Fund seeks capital appreciation by investing in midsize companies across a wide range of industry sectors. The fund targets relatively well-established companies that may have higher growth rates than larger, mature companies, but offer a greater degree of stability than smaller, less mature companies. The fund may be appropriate for investors seeking growth of capital and exposure to growth-oriented companies.



Market overview

Throughout the semiannual period, the U.S. economy has been demonstrating steady growth, and the so-called "jobless recovery" has nevertheless generated new jobs. Higher food prices and, particularly, energy prices boosted inflation in the short run but other prices remained quiescent, sparking hope for declining top-line inflation in 2005.

Corporate profits rose at a double-digit pace for the third year in a row in 2004. Long-term interest rates trended higher but then eased as it became clear that neither the bond market nor the Federal Reserve Board (the Fed) was overly concerned about potential inflation. Furthermore, the Fed, perceiving that the economy was now healthy again, set short-term interest rates back on a long, slow journey toward what it considers normal levels.

By this description, it should have been the best of times for the stock market. But even as the economic climate was strengthening, a tide of uncertainty was rising. Iraq, oil, interest rates, politics, and the fear of a pre-election terrorist attack paralyzed many investors, starving the stock market of the demand necessary to generate returns in line with economic improvement.

Later in the fall, some of this uncertainty eased. Oil prices retreated from new highs established in October, and progressing past the election with a clear outcome and without a terrorist attack calmed markets. As is often the case, rather than settling down, the stock market settled up, logging strong gains in the fourth quarter of 2004.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/05
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            13.61%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      8.16%
------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              13.88%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 16.68%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.80%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.81%
------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                9.18%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/05.
------------------------------------------------------------------------------


Strategy overview

We think the fund's favorable performance versus its benchmark and peer group illustrates the advantages of its investment approach, which blends growth, quality, and valuation criteria simultaneously. At any given time, any one or all three of these sources of performance can be in favor within the growth stock universe, and the flexibility to take advantage of them enables the fund to pursue more consistent excess returns over time while helping to limit the portfolio's risk exposure. For instance, in September, pure growth stocks led the market's rally. Then in November, stocks with attractive valuations surged. In both cases, the fund's investment approach allowed it to pick up incremental return. One might almost compare it to juggling, where one, two, or three of the balls can be in the air at any given moment.

At the end of the semiannual period, on January 31, 2005, the fund held over 100 midsize companies across some 40 different industries. We consider these businesses relatively well established and believe they are likely to increase their sales and earnings at a rapid pace. The portfolio's exposure to so many different sectors of the economy has the potential to reduce the detrimental effect of sub-par performance from a single stock while increasing its range of investment opportunities. The fund's buy and sell decisions continue to be guided by a disciplined, systematic investment process that takes a bottom-up, company-by-company approach to structuring the portfolio, rather than a top-down, sector or investment theme approach.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                            as of 7/31/04     as of 1/31/05

Software                        10.6%              8.6%

Medical technology               6.4%              8.3%

Retail                          11.3%              7.5%

Electronics                      8.3%              6.8%

Health-care services             2.6%              5.4%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

The fund's multi-pronged approach to selecting midsize companies proved to be very successful during the first half of fiscal 2005. The following examples illustrate how our selections among the three different types of stocks in the portfolio contributed to performance over this period.

Two of the portfolio's strongest performers were selected primarily because of their growth characteristics. Both have been seeing substantial increases in both market share and revenue. SigmaTel enjoys strong customer loyalty for its proprietary integrated circuits, which are used in a variety of consumer electronic and computing products, such as MP3 players and personal computers. This young company's commitment to providing customers with higher performance, quality products, and superior customer service were key to its success over the semiannual period. Network Appliance has also seen strong revenue growth, resulting in significant appreciation of its stock price since last September. This company offers highly productive storage solution software to data-sensitive enterprises at a low cost, thereby helping to increase employee productivity and, ultimately, their customer's bottom line.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 1/31/05)

 1 Linear Technology Corp. (2.8%)
   Electronics

 2 Citrix Systems, Inc. (1.9%)
   Software

 3 Adobe Systems, Inc. (1.9%)
   Software

 4 Veritas Software Corp. (1.8%)
   Software

 5 WellPoint, Inc. (1.8%)
   Health-care services

 6 Claire's Stores, Inc. (1.8%)
   Retail

 7 Autoliv, Inc. (1.7%)
   Automotive

 8 C.R. Bard, Inc. (1.6%)
   Medical technology

 9 NVR, Inc. (1.6%)
   Homebuilding

10 United Defense
   Industries, Inc. (1.6%)
   Aerospace and defense

Footnote reads:
The fund's holdings will change over time.


Another technology holding, SanDisk, which partners with companies such as Toshiba Corporation to deliver flash data storage products, saw its earnings slow during the six-month period. However, while concerns about its earning growth are valid, we remain optimistic about the company due to its track record of innovation in the digital consumer product arena. Medicis Pharmaceutical, detracted from relative performance as well. This independent specialty pharmaceutical company lagged the benchmark due to the market's reaction to its lower-than-expected revenue guidance for fiscal 2005. Management has since revised their revenue expectations upward, and the stock is recovering. We think earnings will continue to grow as a result of the increasing popularity of the company's prescription brand drugs, most notably its Restylane wrinkle treatment.

Companies that we hold in the portfolio because of our belief in their overall quality -- rather than strong growth characteristics or compelling valuations -- have also had substantial impact on performance. Adobe Systems -- one of the fund's top performers during the period -- develops, markets, and supports computer software products, such as Adobe Acrobat, that help users create and manage graphics and publication files. Adobe is experiencing strong demand for its niche products, which creates pricing power and contributes to strong earnings growth. Coach, which designs, produces, and markets high-end classic leather products, such as handbags, business cases, and travel accessories, announced a sharp increase in earnings for its second fiscal quarter ended January 1 compared to the prior year's second quarter. Not only were the results stronger than analysts' expectations, but Coach also announced a two-for-one split of the company's common stock just before the close of the semiannual period. NVR, one of the nation's largest homebuilding and mortgage banking companies, is experiencing dynamic revenue growth. Even after four years of steady growth, the company expects net income for 2005 to exceed 2004 results by 15%.

There were detractors in this category also, however. Apollo Group provides higher education programs for working adults, and is probably most well known for its University of Phoenix subsidiary. Private career colleges and universities came into question as result of a 60 Minutes story that aired in January, which focused on allegations of misconduct by a competitor. Apollo's stock suffered as a result of the bad press even though its record was not called into question. Lexmark International develops, manufactures, and supplies printing products for the office and home markets. Recently, its stock suffered over concerns about price competition from Hewlett Packard. However, we believe that the strength of Lexmark's product line and its supplies-driven business model will keep it well positioned for continued growth.

The fund's third category of holdings, stocks that we purchased because we believed their prices did not reflect what we considered to be their fair valuation, also contributed to performance during the period. PacifiCare Health Systems, one of the nation's largest health-care services company, was purchased when it was trading at what we considered a low price relative to its earnings potential. Its appreciation has been dramatic. In late 2004, the company announced strong revenue growth, which was driven by premium increases and growth in its membership. Toro Company, a leading provider of outdoor maintenance and beautification products for home, recreation, and commercial landscapes, also had a compelling valuation. Toro continues to expand its product line of lawnmowers, snow blowers, and other yard care products, strengthening its growth potential.

Tellabs, which develops and supports wireless and wire line network solutions in more than 100 countries, was weak and detracted from the fund's returns. The company lowered expectations about near-term earnings and its stock price fell as a result. However, we took advantage of the decline to add to the position, believing that this company is still undervalued relative to its long-term earnings potential.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

For the six months ended January 31, 2005, Lipper ranked Putnam Vista Fund in the 17th percentile among Mid-Cap Growth Funds.

Lipper ranked Putnam Vista Fund's class A shares 63/520, 192/272, and 46/104 for the 1-, 5-, and 10-year periods, respectively, as of January 31, 2005, in the Mid-Cap Growth category. Lipper ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We expect economic expansion will continue at a more moderate but still-solid clip in 2005. Consequently, we believe long-term interest rates are unlikely to remain stuck in 2004's low range, and current interest-rate levels suggest expectations of a mild, gradual tightening of rates in the months ahead.

Putnam's forecasting models highlight a number of near-term vulnerabilities for U.S. stocks in 2005. Chief among these are high valuations, a remarkably low level of market volatility signaling investor complacency, and the likelihood of continued tightening by the Fed. This environment should favor stocks with tangible value over those that rely on hope and refined accounting techniques for managing balance sheets and reported profits.

As managers of Putnam Vista Fund, we are aware of such macroeconomic trends but do not let them guide our buy and sell decisions. We think such a top-down approach sends us down a less disciplined, more random path of decision-making. Our multi-pronged, bottom-up research process is designed to reveal overlooked companies with compelling synergies. We think our efforts to discern tangible value should uncover growing companies with reasonable valuations, understandable business models, and real cash earnings.


The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Your fund's management

Your fund is managed by the members of the Putnam Mid-Cap Growth Team. Kevin Divney and Paul Marrkand are the Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Mid-Cap Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended January 31.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Kevin Divney        2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                     *
-------------------------------------------------------------------------------------------------------------
Paul Marrkand       2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                        *
-------------------------------------------------------------------------------------------------------------




Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,300,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Co-Chief Investment Officers of the team for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Kevin Divney is also a Portfolio Leader of Putnam New Opportunities
Fund.

Paul Marrkand is also a Portfolio Leader of Putnam New Opportunities
Fund.

Kevin Divney and Paul Marrkand may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended January 31, 2005, Kevin Divney and Paul Marrkand became Portfolio Leaders of your fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended January 31.



-------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -    $50,001 -   $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
-------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
-------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
-------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
-------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
-------------------------------------------------------------------------------------------------
Joshua Brooks                       N/A
-------------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
-------------------------------------------------------------------------------------------------
Kevin Cronin                        2005                                                     *
-------------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
-------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                           *
-------------------------------------------------------------------------------------------------
President and CEO                   2004      *
-------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
-------------------------------------------------------------------------------------------------
Chief Financial Officer             N/A
-------------------------------------------------------------------------------------------------
Steven Kirchmar                     2005      *
-------------------------------------------------------------------------------------------------
Chief of Operations                 N/A
-------------------------------------------------------------------------------------------------
Francis McNamara, III               2005               *
-------------------------------------------------------------------------------------------------
General Counsel                     N/A
-------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                                     *
-------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
-------------------------------------------------------------------------------------------------
Richard Robie, III                  2005                                        *
-------------------------------------------------------------------------------------------------
Chief Administrative Officer        N/A
-------------------------------------------------------------------------------------------------
Edward Shadek                       N/A
-------------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
-------------------------------------------------------------------------------------------------

N/A indicates the individual joined Putnam's Executive Board after the reporting date.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/05
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/3/68)              (3/1/93)             (7/26/99)             (12/8/94)        (1/21/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                  15.55%      9.42%     15.11%     10.11%     15.16%     14.16%     15.31%     11.31%     15.46%
--------------------------------------------------------------------------------------------------------------------------
1 year                    12.61       6.66      11.80       6.80      11.82      10.82      12.03       8.12      12.38
--------------------------------------------------------------------------------------------------------------------------
5 years                  -29.98     -33.67     -32.54     -33.57     -32.51     -32.51     -31.70     -34.10     -30.71
Annual average            -6.88      -7.88      -7.57      -7.85      -7.56      -7.56      -7.34      -8.00      -7.07
--------------------------------------------------------------------------------------------------------------------------
10 years                 165.83     152.02     146.77     146.77     146.92     146.92     153.57     144.62     159.52
Annual average            10.27       9.68       9.45       9.45       9.46       9.46       9.75       9.36      10.01
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.80       9.64       8.81       8.81       8.98       8.98       9.09       8.98       9.54
--------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP)
for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.



------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/05
------------------------------------------------------------------------------
                                                             Lipper Mid-Cap
                                        Russell Midcap       Growth Funds
                                        Growth Index*        category average+
------------------------------------------------------------------------------
6 months                                13.61%               12.65%
------------------------------------------------------------------------------
1 year                                   8.80                 6.66
------------------------------------------------------------------------------
5 years                                -17.93               -13.16
Annual average                          -3.88                -3.93
------------------------------------------------------------------------------
10 years                               178.84               159.21
Annual average                          10.80                 9.60
------------------------------------------------------------------------------
Annual average
(life of fund)                             --                 9.16
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* The inception date of the Russell Midcap Growth Index was December 31,
  1985.

+ Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/05, there were 532, 520, 272, and 104 funds, respectively, in this Lipper category.

------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 1/31/05
------------------------------------------------------------------------------
                  Class A       Class B    Class C      Class M       Class R
------------------------------------------------------------------------------
Share value:    NAV      POP      NAV        NAV      NAV      POP      NAV
------------------------------------------------------------------------------
7/31/04       $8.04    $8.49    $7.08      $7.72    $7.51    $7.78    $8.02
------------------------------------------------------------------------------
1/31/05        9.29     9.80     8.15       8.89     8.66     8.97     9.26
------------------------------------------------------------------------------

* The fund made no distributions during the period.


--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/3/68)              (3/1/93)             (7/26/99)             (12/8/94)        (1/21/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                  10.59%      4.74%     10.32%      5.32%     10.30%      9.30%     10.34%      6.49%     10.50%
--------------------------------------------------------------------------------------------------------------------------
1 year                    18.90      12.69      17.96      12.96      18.03      17.03      18.29      14.18      18.67
--------------------------------------------------------------------------------------------------------------------------
5 years                  -29.96     -33.64     -32.54     -33.56     -32.51     -32.51     -31.65     -34.04     -30.70
Annual average            -6.87      -7.87      -7.57      -7.85      -7.56      -7.56      -7.33      -7.98      -7.07
--------------------------------------------------------------------------------------------------------------------------
10 years                 169.57     155.34     150.03     150.03     150.41     150.41     156.54     147.58     163.59
Annual average            10.42       9.83       9.60       9.60       9.61       9.61       9.88       9.49      10.18
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.89       9.73       8.90       8.90       9.07       9.07       9.18       9.07       9.63
--------------------------------------------------------------------------------------------------------------------------



Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Vista Fund from August 1, 2004, to January 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-----------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 1/31/05
-----------------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------------
Expenses paid per $1,000*         $6.14     $10.19     $10.20      $8.85      $7.49
-----------------------------------------------------------------------------------
Ending value (after expenses) $1,155.50  $1,151.10  $1,151.60  $1,153.10  $1,154.60
-----------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page).
  Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.



Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2005, use the calculation method below. To find the value of your investment on August 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 08/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 8/1/04  [DIV]    $1,000   x    per $1,000           =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000  x $6.14 (see table above) =  $61.40
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-----------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 1/31/05
-----------------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------------
Expenses paid per $1,000*         $5.75      $9.55      $9.55      $8.29      $7.02
-----------------------------------------------------------------------------------
Ending value (after expenses) $1,019.51  $1,015.73  $1,015.73  $1,016.99  $1,018.25
-----------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.



Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                           Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio              1.13%      1.88%      1.88%      1.63%      1.38%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                     1.56%      2.31%      2.31%      2.06%      1.81%
------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                              2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Vista Fund             78%        65%        89%        109%       115%
------------------------------------------------------------------------------
Lipper Mid-Cap Growth
Funds category average       154%       165%       180%        171%       152%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       6.50

U.S. stock
fund average           3.36

0%   INCREASING RISK   100%


Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.

Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
January 31, 2005 (Unaudited)

Common stocks (99.7%) (a)
Number of shares                                                          Value

Aerospace and Defense (1.6%)
-------------------------------------------------------------------------------
       954,600 United Defense Industries, Inc.                      $45,753,978

Automotive (1.7%)
-------------------------------------------------------------------------------
     1,052,800 Autoliv, Inc. (S)                                     49,639,520

Banking (1.2%)
-------------------------------------------------------------------------------
       288,500 Commerce Bancorp, Inc. (S)                            16,600,290
       395,000 Doral Financial Corp. (S)                             17,083,750
                                                                 --------------
                                                                     33,684,040

Basic Materials (1.2%)
-------------------------------------------------------------------------------
       641,200 Vulcan Materials Co.                                  36,214,976

Biotechnology (1.8%)
-------------------------------------------------------------------------------
       638,300 Genzyme Corp. (NON) (S)                               37,155,443
       246,100 IDEXX Laboratories, Inc. (NON) (S)                    14,276,261
                                                                 --------------
                                                                     51,431,704

Broadcasting (0.6%)
-------------------------------------------------------------------------------
       543,100 XM Satellite Radio Holdings, Inc.
               Class A (NON) (S)                                     17,330,321

Chemicals (0.9%)
-------------------------------------------------------------------------------
       497,900 Georgia Gulf Corp.                                    25,462,606

Commercial and Consumer Services (1.4%)
-------------------------------------------------------------------------------
       348,300 Corporate Executive Board Co. (The)
               (S)                                                   22,256,370
        95,900 Strayer Education, Inc. (S)                           10,294,865
       258,000 West Corp. (NON) (S)                                   8,614,620
                                                                 --------------
                                                                     41,165,855

Communications Equipment (2.5%)
-------------------------------------------------------------------------------
       441,100 Harris Corp. (S)                                      28,570,047
       660,700 Scientific-Atlanta, Inc. (S)                          20,025,817
     3,238,300 Tellabs, Inc. (NON) (S)                               23,056,696
                                                                 --------------
                                                                     71,652,560

Computers (4.9%)
-------------------------------------------------------------------------------
       430,000 Apple Computer, Inc. (NON)                            33,067,000
       413,900 Lexmark International, Inc. (NON)
               (S)                                                   34,498,565
       132,020 Logitech International SA ADR
               (Switzerland) (NON) (S)                                8,132,432
       376,300 NAVTEQ Corp. (NON) (S)                                14,408,527
     1,275,600 Network Appliance, Inc. (NON)                         40,615,104
       333,400 Take-Two Interactive Software, Inc.
               (NON) (S)                                             11,752,350
                                                                 --------------
                                                                    142,473,978

Conglomerates (1.6%)
-------------------------------------------------------------------------------
       453,500 AMETEK, Inc. (S)                                      17,323,700
       209,600 Harman International Industries,
               Inc.                                                  25,497,840
        27,300 ITT Industries, Inc. (S)                               2,328,417
                                                                 --------------
                                                                     45,149,957

Consumer Cyclicals (0.9%)
-------------------------------------------------------------------------------
       300,700 Black & Decker Manufacturing Co. (S)                  24,777,680

Consumer Finance (3.7%)
-------------------------------------------------------------------------------
       529,100 Capital One Financial Corp. (S)                       41,417,948
     1,081,800 Nelnet, Inc. Class A (NON) (S)                        32,670,360
     1,908,400 Providian Financial Corp. (NON) (S)                   31,832,112
                                                                 --------------
                                                                    105,920,420

Consumer Goods (3.1%)
-------------------------------------------------------------------------------
       509,913 Alberto-Culver Co.                                    27,662,780
       223,500 Energizer Holdings, Inc. (NON)                        12,652,335
       248,600 Scotts Co. (The) Class A (NON) (S)                    16,894,856
     1,012,200 Yankee Candle Co., Inc. (The) (NON)                   33,159,672
                                                                 --------------
                                                                     90,369,643

Consumer Services (1.6%)
-------------------------------------------------------------------------------
       234,000 Alliance Data Systems Corp. (NON)                     10,160,280
       505,800 Getty Images, Inc. (NON) (S)                          35,254,260
                                                                 --------------
                                                                     45,414,540

Containers (1.3%)
-------------------------------------------------------------------------------
       851,500 Ball Corp.                                            36,376,080

Distributors (0.3%)
-------------------------------------------------------------------------------
       279,100 Hughes Supply, Inc. (S)                                8,479,058

Electronics (6.8%)
-------------------------------------------------------------------------------
       303,800 Amphenol Corp. Class A                                11,948,454
       873,600 ATI Technologies, Inc. (Canada)
               (NON) (S)                                             15,139,488
     2,108,700 Linear Technology Corp. (S)                           79,582,338
     1,776,400 SanDisk Corp. (NON) (S)                               43,877,080
     1,432,800 Storage Technology Corp. (NON) (S)                    45,118,872
                                                                 --------------
                                                                    195,666,232

Energy (1.1%)
-------------------------------------------------------------------------------
       692,600 BJ Services Co. (S)                                   33,279,430

Entertainment (0.2%)
-------------------------------------------------------------------------------
        84,600 Pixar, Inc. (NON) (S)                                  7,374,582

Financial (1.2%)
-------------------------------------------------------------------------------
        38,300 Chicago Mercantile Exchange (The)                      8,215,350
       329,200 Moody's Corp. (S)                                     27,580,376
                                                                 --------------
                                                                     35,795,726

Forest Products and Packaging (0.8%)
-------------------------------------------------------------------------------
       895,800 Louisiana-Pacific Corp. (S)                           22,932,480

Gaming & Lottery (0.9%)
-------------------------------------------------------------------------------
       260,900 Harrah's Entertainment, Inc. (S)                      16,499,316
       156,100 Mandalay Resort Group (S)                             11,020,660
                                                                 --------------
                                                                     27,519,976

Health Care Services (5.4%)
-------------------------------------------------------------------------------
       375,400 Coventry Health Care, Inc. (NON) (S)                  21,360,260
       849,500 Laboratory Corp. of America Holdings
               (NON)                                                 40,648,575
       688,100 PacifiCare Health Systems, Inc.
               (NON) (S)                                             42,338,793
       433,400 WellPoint, Inc. (NON)                                 52,658,100
                                                                 --------------
                                                                    157,005,728

Homebuilding (1.6%)
-------------------------------------------------------------------------------
        58,400 NVR, Inc. (NON)                                       46,209,000

Household Furniture and Appliances (0.9%)
-------------------------------------------------------------------------------
       402,100 Whirlpool Corp. (S)                                   27,447,346

Insurance (1.7%)
-------------------------------------------------------------------------------
       249,600 Everest Re Group, Ltd. (Bermuda) (S)                  21,690,240
       575,300 W.R. Berkley Corp. (S)                                27,441,810
                                                                 --------------
                                                                     49,132,050

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------
       444,800 Bear Stearns Cos., Inc. (The) (S)                     44,951,488

Leisure (1.0%)
-------------------------------------------------------------------------------
       464,400 Harley-Davidson, Inc. (S)                             27,915,084

Machinery (2.9%)
-------------------------------------------------------------------------------
       995,900 Terex Corp. (NON)                                     42,873,495
       496,900 Toro Co. (The)                                        41,366,925
                                                                 --------------
                                                                     84,240,420

Manufacturing (1.3%)
-------------------------------------------------------------------------------
       493,600 Graco, Inc.                                           17,596,840
       545,100 IDEX Corp. (S)                                        21,013,605
                                                                 --------------
                                                                     38,610,445

Medical Technology (8.3%)
-------------------------------------------------------------------------------
       644,800 Biomet, Inc.                                          27,391,104
       703,000 C.R. Bard, Inc.                                       47,663,400
       831,700 Charles River Laboratories
               International, Inc. (NON) (S)                         39,405,946
       306,600 Dade Behring Holdings, Inc. (NON)                     17,522,190
       696,900 Edwards Lifesciences Corp. (NON) (S)                  28,363,830
       531,600 Gen-Probe, Inc. (NON) (S)                             25,947,396
        48,400 Inamed Corp. (NON) (S)                                 3,349,280
       376,200 Respironics, Inc. (NON)                               21,781,980
       725,800 Varian Medical Systems, Inc. (NON)                    27,384,434
                                                                 --------------
                                                                    238,809,560

Oil & Gas (3.7%)
-------------------------------------------------------------------------------
       444,800 Amerada Hess Corp. (S)                                38,541,920
       403,100 Burlington Resources, Inc.                            17,619,501
       318,000 Newfield Exploration Co. (NON)                        19,461,600
       295,200 Pogo Producing Co. (S)                                12,554,856
       205,300 Sunoco, Inc. (S)                                      17,961,697
                                                                 --------------
                                                                    106,139,574

Pharmaceuticals (3.1%)
-------------------------------------------------------------------------------
       572,400 Barr Pharmaceuticals, Inc. (NON)                      27,217,620
       678,600 Cephalon, Inc. (NON) (S)                              33,387,120
       796,000 Medicis Pharmaceutical Corp. Class A
               (S)                                                   28,735,600
                                                                 --------------
                                                                     89,340,340

Publishing (0.5%)
-------------------------------------------------------------------------------
       743,600 Marvel Enterprises, Inc. (NON) (S)                    13,280,696

Restaurants (1.7%)
-------------------------------------------------------------------------------
       846,900 Darden Restaurants, Inc. (S)                          25,034,364
       433,800 Starbucks Corp. (NON)                                 23,425,200
                                                                 --------------
                                                                     48,459,564

Retail (7.5%)
-------------------------------------------------------------------------------
       292,100 Abercrombie & Fitch Co. Class A                       14,640,052
       931,650 Aeropostale, Inc. (NON) (S)                           25,890,554
       368,000 American Eagle Outfitters, Inc.                       18,694,400
     2,515,900 Claire's Stores, Inc. (S)                             51,903,017
       530,900 Coach, Inc. (NON)                                     29,783,490
       135,500 Fossil, Inc. (NON) (S)                                 3,780,450
       683,200 Michaels Stores, Inc. (S)                             21,008,400
       247,100 PETCO Animal Supplies, Inc. (NON)                      9,382,387
     1,309,200 Staples, Inc.                                         42,863,208
                                                                 --------------
                                                                    217,945,958

Schools (1.1%)
-------------------------------------------------------------------------------
       409,600 Apollo Group, Inc. Class A (NON) (S)                  32,026,624

Semiconductor (1.7%)
-------------------------------------------------------------------------------
       656,900 Lam Research Corp. (NON) (S)                          17,578,644
       782,000 SigmaTel, Inc. (NON)                                  30,818,620
                                                                 --------------
                                                                     48,397,264

Shipping (1.8%)
-------------------------------------------------------------------------------
       740,200 CNF Transportation, Inc. (S)                          34,722,782
       317,500 Overseas Shipholding Group                            17,719,675
                                                                 --------------
                                                                     52,442,457

Software (8.6%)
-------------------------------------------------------------------------------
       957,800 Adobe Systems, Inc.                                   54,498,820
     2,675,700 BMC Software, Inc. (NON) (S) (SEG)                    45,032,031
     2,558,200 Citrix Systems, Inc. (NON) (S)                        54,873,390
       274,100 McAfee, Inc. (NON)                                     7,085,485
     1,029,900 Siebel Systems, Inc. (NON)                             8,970,429
       653,000 Symantec Corp. (NON)                                  15,247,550
     2,069,600 Veritas Software Corp. (NON) (S)                      53,230,112
       172,850 Zebra Technology Corp. (NON) (S)                       8,803,251
                                                                 --------------
                                                                    247,741,068

Technology Services (3.1%)
-------------------------------------------------------------------------------
       647,800 Acxiom Corp. (S)                                      14,951,224
       674,600 Equifax, Inc.                                         19,091,180
     1,154,500 Fair Isaac Corp.                                      39,887,974
       295,600 Ingram Micro, Inc. Class A (NON)                       5,462,688
       393,400 VeriSign, Inc. (NON)                                  10,165,456
                                                                 --------------
                                                                     89,558,522

Tobacco (1.0%)
-------------------------------------------------------------------------------
       588,700 UST, Inc.                                             29,823,542
                                                                 --------------
               Total Common stocks
               (cost $2,488,130,278)                             $2,883,342,072

Short-term investments (16.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $456,538,752 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 2.29% to
               2.65% and due dates ranging from
               February 1, 2005 to March 22,
               2005 (d)                                            $456,309,851
    10,776,369 Putnam Prime Money Market Fund (e)                    10,776,369
                                                                 --------------
               Total Short-term investments
               (cost $467,086,220)                                 $467,086,220
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,955,216,498)                             $3,350,428,292
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,890,590,151.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2005.

  (S) Securities on loan, in part or in entirety, at January 31, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

Futures contracts outstanding at January 31, 2005 (Unaudited)

                                        Aggregate     Expiration  Unrealized
                           Value        face value    date        appreciation
------------------------------------------------------------------------------
S&P 500 Index (Long)       $2,363,400   $2,342,030    Mar-05      $21,370
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
January 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $443,876,409 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $2,944,440,129)          $3,339,651,923
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $10,776,369) (Note 5)          10,776,369
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             501,158
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              3,842,525
-------------------------------------------------------------------------------
Receivable for securities sold                                     29,555,634
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               31,284
-------------------------------------------------------------------------------
Total assets                                                    3,384,358,893

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   22,546,548
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          8,633,709
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 3,753,637
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            609,530
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                341,246
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            9,352
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,004,975
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                456,309,851
-------------------------------------------------------------------------------
Other accrued expenses                                                559,894
-------------------------------------------------------------------------------
Total liabilities                                                 493,768,742
-------------------------------------------------------------------------------
Net assets                                                     $2,890,590,151

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $6,585,452,350
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                          (11,365,921)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (4,078,729,442)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        395,233,164
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,890,590,151

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,934,048,647 divided by 208,098,334 shares)                          $9.29
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $9.29)*                  $9.80
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($623,758,702 divided by 76,510,539 shares)**                           $8.15
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($39,349,186 divided by 4,426,070 shares)**                             $8.89
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($42,167,570 divided by 4,867,948 shares)                               $8.66
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.66)*                  $8.97
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($159,051 divided by 17,176 shares)                       $9.26
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($251,106,995 divided by 26,037,928 shares)               $9.64
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended January 31, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $25,650)                          $5,701,057
-------------------------------------------------------------------------------
Interest (including interest income of $204,294 from
investments in affiliated issuers) (Note 5)                           231,937
-------------------------------------------------------------------------------
Securities lending                                                    164,598
-------------------------------------------------------------------------------
Total investment income                                             6,097,592

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    7,323,079
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    4,487,658
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               176,277
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             36,708
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       41,120
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,334,565
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,279,952
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 189,756
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 165,912
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     234
-------------------------------------------------------------------------------
Other                                                                 595,510
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   100,747
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (100,747)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (12,788)
-------------------------------------------------------------------------------
Total expenses                                                     18,617,983
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,154,470)
-------------------------------------------------------------------------------
Net expenses                                                       17,463,513
-------------------------------------------------------------------------------
Net investment loss                                               (11,365,921)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  179,928,089
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     3,197,620
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                       237,449,990
-------------------------------------------------------------------------------
Net gain on investments                                           420,575,699
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $409,209,778
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Increase (decrease) in net assets                       2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                             $(11,365,921)    $(26,608,833)
-------------------------------------------------------------------------------
Net realized gain on investments                 183,125,709      704,765,902
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   237,449,990     (186,848,425)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       409,209,778      491,308,644
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              19,588           16,602
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (330,608,825)  (1,424,586,782)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           78,620,541     (933,261,536)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            2,811,969,610    3,745,231,146
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $11,365,921 and $-- ,
respectively)                                 $2,890,590,151   $2,811,969,610
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.04           $7.12           $6.30           $9.22          $19.10          $14.30
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.03)(d)        (.05)(d)        (.03)           (.04)           (.06)           (.09)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.28             .97             .85           (2.88)          (6.00)           7.18
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.25             .92             .82           (2.92)          (6.06)           7.09
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (3.81)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (3.82)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.29           $8.04           $7.12           $6.30           $9.22          $19.10
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.55*          12.92           13.02          (31.67)         (37.86)          53.19
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,934,049      $1,798,906      $2,238,709      $2,563,995      $4,614,523      $6,763,532
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .57*(d)        1.08 (d)        1.09            1.00             .89             .87
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.32)*(d)       (.60)(d)        (.54)           (.56)           (.47)           (.51)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     41.01*          77.95           64.83           89.19          109.13          115.31
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.
    As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.08           $6.32           $5.63           $8.30          $17.73          $13.51
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.05)(d)        (.10)(d)        (.07)           (.09)           (.15)           (.21)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.12             .86             .76           (2.58)          (5.46)           6.72
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.07             .76             .69           (2.67)          (5.61)           6.51
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (3.81)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (3.82)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.15           $7.08           $6.32           $5.63           $8.30          $17.73
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.11*          12.03           12.26          (32.17)         (38.31)          51.89
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $623,759        $674,172        $842,635        $913,467      $1,776,848      $2,880,568
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .95*(d)        1.83 (d)        1.84            1.75            1.64            1.62
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.69)*(d)      (1.35)(d)       (1.29)          (1.31)          (1.22)          (1.26)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     41.01*          77.95           64.83           89.19          109.13          115.31
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.
    As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                                (Unaudited)                                 Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.72           $6.89           $6.14           $9.05          $18.95          $14.30
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.06)(d)        (.10)(d)        (.08)           (.10)           (.15)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.23             .93             .83           (2.81)          (5.93)           7.18
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.17             .83             .75           (2.91)          (6.08)           6.94
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (3.81)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (3.82)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.89           $7.72           $6.89           $6.14           $9.05          $18.95
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.16*          12.05           12.22          (32.15)         (38.33)          52.03
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $39,349         $36,770         $48,585         $52,939        $115,495         $91,914
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .95*(d)        1.83 (d)        1.84            1.75            1.64            1.62
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.69)*(d)      (1.35)(d)       (1.29)          (1.31)          (1.20)          (1.24)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     41.01*          77.95           64.83           89.19          109.13          115.31
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.
    As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                                (Unaudited)                                 Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.51           $6.69           $5.95           $8.74          $18.40          $13.92
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.05)(d)        (.08)(d)        (.06)           (.08)           (.13)           (.17)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.20             .90             .80           (2.71)          (5.71)           6.94
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.15             .82             .74           (2.79)          (5.84)           6.77
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (3.81)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (3.82)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.66           $7.51           $6.69           $5.95           $8.74          $18.40
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.31*          12.26           12.44          (31.92)         (38.15)          52.26
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $42,168         $44,375         $60,957         $73,816        $142,887        $241,432
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .82*(d)        1.58 (d)        1.59            1.50            1.39            1.37
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.57)*(d)      (1.10)(d)       (1.04)          (1.06)           (.97)          (1.01)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     41.01*          77.95           64.83           89.19          109.13          115.31
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.
    As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------
                                                Six months                       For the
                                                  ended            Year          period
                                                 Jan. 31           ended      Jan. 21, 2003+
Per-share                                      (Unaudited)        July 31      to July 31
operating performance                              2005            2004            2003
---------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $8.02           $7.12           $6.14
---------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------
Net investment loss (a)                            (.04)(d)        (.06)(d)        (.03)
---------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                1.28             .96            1.01
---------------------------------------------------------------------------------------------
Total from
investment operations                              1.24             .90             .98
---------------------------------------------------------------------------------------------
Redemption fees                                      -- (e)          -- (e)          --
---------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $9.26           $8.02           $7.12
---------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            15.46*          12.64           15.96*
---------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $159             $37              $1
---------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           .70*(d)        1.33 (d)         .71*
---------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                          (.45)*(d)       (.88)(d)        (.42)*
---------------------------------------------------------------------------------------------
Portfolio turnover (%)                            41.01*          77.95           64.83
---------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                                (Unaudited)                                 Year ended July 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.33           $7.36           $6.50           $9.48          $19.48          $14.52
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.02)(d)        (.03)(d)        (.02)           (.03)           (.03)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.33            1.00             .88           (2.95)          (6.15)           7.30
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.31             .97             .86           (2.98)          (6.18)           7.25
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (3.81)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (3.82)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.64           $8.33           $7.36           $6.50           $9.48          $19.48
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.73*          13.18           13.23          (31.43)         (37.71)          53.51
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $251,107        $257,709        $554,344        $600,170        $877,950      $1,027,892
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .45*(d)         .83 (d)         .84             .75             .64             .62
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)              (.19)*(d)       (.35)(d)        (.28)           (.32)           (.21)           (.26)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     41.01*          77.95           64.83           89.19          109.13          115.31
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.
    As a result of such waivers, the expenses of the fund for the periods ended January 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
January 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Vista Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks selected for above-average growth potential. The fund may also trade securities for short-term profits.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2005, the value of securities loaned amounted to $443,876,409. The fund received cash collateral of $456,309,851 which is pooled with collateral of other Putnam funds into 25 issuers of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $4,259,952,470 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
$2,809,978,708   July 31, 2010
 1,449,973,762   July 31, 2011

The aggregate identified cost on a tax basis is $2,957,119,177, resulting in gross unrealized appreciation and depreciation of $454,890,563 and $61,581,448, respectively, or net unrealized appreciation of $393,309,115.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended January 31, 2005, Putnam Management has assumed $100,747 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2005, the fund paid PFTC $4,609,697 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months January 31, 2005, the fund's expenses were reduced by $1,154,470 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,862, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $38,875 and $994 from the sale of class A and class M shares, respectively, and received $473,380 and $1,292 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received $887 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended January 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,161,862,846 and $1,500,791,449, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At January 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                               Six months ended January 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,361,422      $194,885,902
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    22,361,422       194,885,902

Shares repurchased                 (38,091,319)     (329,040,677)
----------------------------------------------------------------
Net decrease                       (15,729,897)    $(134,154,775)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         52,144,719      $416,220,764
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    52,144,719       416,220,764

Shares repurchased                (142,569,699)   (1,144,772,918)
----------------------------------------------------------------
Net decrease                       (90,424,980)    $(728,552,154)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,022,027       $23,183,698
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,022,027        23,183,698

Shares repurchased                 (21,777,838)     (165,521,075)
----------------------------------------------------------------
Net decrease                       (18,755,811)    $(142,337,377)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,824,391       $76,296,741
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    10,824,391        76,296,741

Shares repurchased                 (48,880,377)     (347,469,092)
----------------------------------------------------------------
Net decrease                       (38,055,986)    $(271,172,351)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            391,993        $3,338,771
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       391,993         3,338,771

Shares repurchased                    (730,561)       (6,065,049)
----------------------------------------------------------------
Net decrease                          (338,568)      $(2,726,278)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,135,519        $8,737,768
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,135,519         8,737,768

Shares repurchased                  (3,420,412)      (26,426,629)
----------------------------------------------------------------
Net decrease                        (2,284,893)     $(17,688,861)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            507,810        $4,092,730
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       507,810         4,092,730

Shares repurchased                  (1,549,158)      (12,550,148)
----------------------------------------------------------------
Net decrease                        (1,041,348)      $(8,457,418)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,363,679       $10,215,569
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,363,679        10,215,569

Shares repurchased                  (4,566,185)      (33,951,154)
----------------------------------------------------------------
Net decrease                        (3,202,506)     $(23,735,585)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             14,013          $120,107
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        14,013           120,107

Shares repurchased                      (1,483)          (12,090)
----------------------------------------------------------------
Net increase                            12,530          $108,017
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              4,485           $35,969
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         4,485            35,969

Shares repurchased                          (2)              (15)
----------------------------------------------------------------
Net increase                             4,483           $35,954
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,331,775       $38,337,329
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,331,775        38,337,329

Shares repurchased                  (9,237,097)      (81,378,323)
----------------------------------------------------------------
Net decrease                        (4,905,322)     $(43,040,994)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,502,623      $168,424,554
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    20,502,623       168,424,554

Shares repurchased                 (64,838,577)     (551,898,339)
----------------------------------------------------------------
Net decrease                       (44,335,954)    $(383,473,785)
----------------------------------------------------------------


Note 5
Investment in Putnam
Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2005, management fees paid were reduced by $12,788 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $204,294 for the period ended January 31, 2005.


Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected as follows:

                                   Votes              Votes
                                   For                Withheld
----------------------------------------------------------------
Jameson A. Baxter                  181,188,896        10,977,726
Charles B. Curtis                  181,167,026        10,999,596
Myra R. Drucker                    181,125,123        11,041,499
Charles E. Haldeman, Jr.           179,365,425        12,801,197
John A. Hill                       181,260,797        10,905,825
Ronald J. Jackson                  181,237,347        10,929,275
Paul L. Joskow                     181,151,834        11,014,788
Elizabeth T. Kennan                181,105,000        11,061,622
John H. Mullin, III                181,130,930        11,035,692
Robert E. Patterson                181,195,962        10,970,660
George Putnam, III                 181,072,902        11,093,720
A.J.C. Smith*                      180,894,277        11,272,345
W. Thomas Stephens                 181,250,490        10,916,132
Richard B. Worley                  181,289,016        10,877,606


A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                               Votes               Votes
                               For                 Against         Abstentions
------------------------------------------------------------------------------
                               139,557,508         6,657,044       45,952,070



January 10, 2005 meeting


A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was defeated as follows:

                               Votes               Votes
                               For                 Against         Abstentions
------------------------------------------------------------------------------
                               128,627,311         15,248,297      53,790,139


A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:

                               Votes               Votes
                               For                 Against         Abstentions
------------------------------------------------------------------------------
                               129,418,673         14,409,330      53,837,744


A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                               Votes               Votes
                               For                 Against         Abstentions
------------------------------------------------------------------------------
                               133,596,841         13,643,071      50,425,835


* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.



Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended January 31, 2005. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, JP Morgan Clearing, Merrill Lynch, and SG Cowen. Commissions paid to these firms together represented approximately 36% of the total brokerage commissions paid for the year ended January 31, 2005.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Co., Credit Suisse First Boston, Deutsche Bank Securities, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.



The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady [REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The nine portfolios:

Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.



Services for shareholders


Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Vista Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


SA015-220210  3/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Vista Fund
Supplement to Semiannual Report dated 1/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/05

                                                           NAV

6 months                                                 15.73%
1 year                                                   12.88
5 years                                                 -29.09
Annual average                                           -6.64
10 years                                                172.95
Annual average                                           10.56
Life of fund (since class A inception, 6/3/68)
Annual average                                            9.88

Share value:                                               NAV

7/31/04                                                  $8.33
1/31/05                                                  $9.64

----------------------------------------------------------------------------

Distributions:          No.     Income   Capital gains   Total
                        --        --          --            --

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (3/28/95) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 13-14 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 1/31/05

                                                                   Class Y

Expenses paid per $1,000*                                            $4.79
Ending value (after expenses)                                    $1,157.30

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 1/31/05

                                                                   Class Y

Expenses paid per $1,000*                                            $4.48
Ending value (after expenses)                                    $1,020.77

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                  0.88%
Average annualized expense ratio for Lipper peer group +              1.31%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: March 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 28, 2005